Exhibit 10.4

INDEMNIFICATION AGREEMENT

THIS AGREEMENT is entered into, effective as of             , 201   by and between Alphabet Inc., a Delaware corporation (the “Company”), and              (“Indemnitee”).

WHEREAS, it is essential to the Company to retain and attract as directors and officers the most capable persons available;

WHEREAS, Indemnitee is a director and/or officer of the Company;

WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims currently being asserted against directors and officers of corporations;

WHEREAS, the Certificate of Incorporation and Bylaws of the Company require the Company to indemnify and advance expenses to its directors and officers to the fullest extent permitted under Delaware law, and the Indemnitee has been serving and continues to serve as a director and/or officer of the Company in part in reliance on the Company’s Certificate of Incorporation and Bylaws; and

WHEREAS, in recognition of Indemnitee’s need for (i) substantial protection against personal liability based on Indemnitee’s reliance on the aforesaid Certificate of Incorporation and Bylaws, (ii) specific contractual assurance that the protection promised by the Certificate of Incorporation and Bylaws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of the Certificate of Incorporation and Bylaws or any change in the composition of the Company’s Board of Directors or acquisition transaction relating to the Company), and (iii) an inducement to continue to provide effective services to the Company as a director and/or officer, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted under Delaware law and as set forth in this Agreement, and, to the extent insurance is maintained, to provide for the continued coverage of Indemnitee under the Company’s directors’ and officers’ liability insurance policies.

NOW, THEREFORE, in consideration of the above premises and of Indemnitee continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties agree as follows:

1. Certain Definitions:

(a) Board: the Board of Directors of the Company.

(b) Affiliate: any corporation or other person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

(c) Change in Control: shall be deemed to have occurred if (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, and other than any person holding shares of the Company on the date that the Company first registers under the Act or any transferee of such individual if such transferee is a spouse or lineal descendant of the transferee or a trust for the benefit of the individual, his spouse or lineal descendants), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the total voting power represented by the Company’s then outstanding Voting Securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other entity, other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or a direct or indirect successor entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity or a direct or indirect successor entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company’s assets.

(d) Expenses: any fees, expenses, liabilities, or losses, including attorneys’ fees, any federal, state, local, or foreign taxes imposed as a result of the actual or deemed receipt of any payments under this Agreement, and all other fees, costs, expenses, disbursements, and obligations, paid or incurred in connection with investigating, defending, being a witness in, participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding, including court costs, filing fees, transcript costs, fees of experts and consultants, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and any premium for, security for, and other costs associated with any supersedeas bond, appeal bond, or other bond or bond equivalent. Expenses shall not include judgments, fines, ERISA excise taxes, penalties, liabilities, amounts paid or to be paid in settlement, or any interest, assessments, or other charges imposed thereon.

(e) Corporate Status: the status of a person who (i) is or was a director or officer of the Company or Google Inc., or (ii) while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, manager, partner, employee, trustee, agent, or fiduciary of another foreign or domestic corporation, partnership, limited liability company, joint venture, employee benefit plan, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation.

(f) Independent Counsel: the person or body appointed in connection with Section 3.

(g) Losses: Expenses and any judgments, fines, ERISA excise taxes, penalties, liabilities, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, in each case, paid or incurred in connection with any Proceeding.

(h) Proceeding: any threatened, pending, or completed action, suit, or proceeding or any alternative dispute resolution mechanism (including an action by or in the right of the Company), or any inquiry, hearing, or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit, or proceeding, whether civil, criminal, administrative, investigative, or other.

(i) Reviewing Party: the person or body appointed in accordance with Section 3.

(j) Voting Securities: any securities of the Company that vote generally in the election of directors.

2. Agreement to Indemnify.

(a) General Agreement. The Company shall indemnify the Indemnitee (i) as provided in this Agreement, and (ii) subject to the provisions of this Agreement, to the fullest extent permitted by applicable law and in the manner permitted by such law. In the event Indemnitee was, is, or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Proceeding by reason of (or arising in part out of) Indemnitee’s Corporate Status, the Company shall indemnify Indemnitee from and against any and all Losses incurred by Indemnitee, or on Indemnitee’s behalf, in connection with such Proceeding, to the fullest extent permitted by law, as the same exists or may hereafter be amended or interpreted.

(b) Initiation of Proceeding. Notwithstanding anything in this Agreement to the contrary, Indemnitee shall not be entitled to indemnification or Expense Advances (as defined below) pursuant to this Agreement in connection with any Proceeding initiated by Indemnitee against the Company or any director or officer of the Company unless (i) the Company has joined in or the Board has consented to the initiation of such Proceeding; (ii) the Proceeding is one to enforce indemnification or advancement rights, or rights to insurance coverage, for which indemnification is provided under Section 5; or (iii) the Proceeding is instituted after a Change in Control (other than a Change in Control approved by a majority of the directors on the Board who were directors immediately prior to such Change in Control) and Independent Counsel has approved its initiation.

(c) Expense Advances. In the event Indemnitee was, is, or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Proceeding by reason of (or arising in part out of) Indemnitee’s Corporate Status, then, if so requested by Indemnitee, the Company shall advance to Indemnitee, prior to the final disposition of such Proceeding, any and all Expenses actually and reasonably incurred by Indemnitee, or on Indemnitee’s behalf, in connection with such Proceeding (an “Expense Advance”). Any such Expense Advance shall be made within ten (10) business days after the receipt by the Company of a statement or statements from Indemnitee requesting such Expense Advance from time to time. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee. This Agreement shall constitute an undertaking providing that the Indemnitee undertakes to repay such Expense Advances if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Company. Indemnitee’s obligation to reimburse the Company for Expense Advances shall be unsecured and no interest shall be charged thereon.

(d) Mandatory Indemnification. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise (including dismissal without prejudice) in defense of any Proceeding to which Indemnitee is or was a party, or with respect to which Indemnitee was a witness or other participant, by reason of (or arising in part out of) Indemnitee’s Corporate Status or in defense of any issue or matter therein, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred in connection therewith. If the Indemnitee is not wholly successful in defending one or more but less than all claims, issues, or matters in such Proceeding (including dismissal without prejudice of certain claims), the Company shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in defending each such successfully resolved claim, issue, or matter.

(e) Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Losses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

(f) Prohibited Indemnification. No indemnification pursuant to this Agreement shall be paid by the Company on account of any Proceeding in which judgment is rendered against Indemnitee for (i) an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state, or local laws, (ii) any reimbursement of the Company by the Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by the Indemnitee from the sale of securities of the Company, as required in each case under the Securities Exchange Act of 1934 (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act) or (iii) any other amount specifically prohibited by applicable state or federal law or stock exchange listing condition.

3. Reviewing Party. Prior to any Change in Control, the Reviewing Party shall be any appropriate person or body consisting of a member or members of the Board or any other person or body appointed by the Board in accordance with applicable law who is not a party to the particular Proceeding with respect to which Indemnitee is seeking indemnification; after a Change in Control, the Independent Counsel referred to below shall become the Reviewing Party. With respect to all matters arising after a Change in Control (other than a Change in Control approved by a majority of the directors on the Board who were directors immediately prior to such Change in Control) concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or under applicable law or the Company’s Certificate of Incorporation or Bylaws now or hereafter in effect relating to indemnification for Proceedings to which the Indemnitee is or was or becomes a party, witness or other participant, or to which Indemnitee is threatened to be made a party, witness, or other participant, by reason of (or arising in part out of) Indemnitee’s Corporate Status, the Company shall seek legal advice only from Independent Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or the Indemnitee (other than in connection with indemnification matters) within the last five years. The Independent Counsel shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee should be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Counsel and to indemnify fully such counsel against any and all expenses (including attorneys’ fees), claims, liabilities, loss, and damages arising out of or relating to this Agreement or the engagement of Independent Counsel pursuant hereto.

4. Indemnification Process and Appeal.

(a) Indemnification Payment. Indemnitee shall be entitled to indemnification of Losses, and shall receive payment thereof, from the Company in accordance with this Agreement as soon as practicable after Indemnitee has made written demand on the Company for indemnification (following the final disposition of the applicable Proceeding), unless the Reviewing Party has determined (and, if the Reviewing Party is Independent Counsel, has determined in a written opinion to the Company) that Indemnitee is not entitled to indemnification under applicable law.

(b) Suit to Enforce Rights. In the event that (i) a determination is made pursuant to Section 4(a) of this Agreement that the Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 2(c) of this Agreement, (iii) except when the Reviewing Party is Independent Counsel pursuant to Section 3 hereof, no determination of entitlement to indemnification shall have been made pursuant to Section 4(a) of this Agreement within thirty (30) calendar days after receipt by the Company of the Indemnitee’s written request for indemnification, (iv) if the Reviewing Party is Independent Counsel and no determination of entitlement to indemnification shall have been made pursuant to

Section 4(a) hereof within sixty (60) calendar days after receipt by the Company of the Indemnitee’s written request for indemnification, (v) payment of indemnification is not made within ten (10) calendar days after a determination has been made by the Reviewing Party pursuant to Section 4(a) that the Indemnitee is entitled to indemnification, then, in each case, the Indemnitee shall be entitled to seek an adjudication by any court in the State of California or the State of Delaware having subject matter jurisdiction thereof relating to the Indemnitee’s entitlement to such indemnification or Expense Advancement. The Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party not challenged within 120 days by the Indemnitee shall be binding on the Company and Indemnitee. The remedy provided for in this Section 4 shall not be exclusive and shall be in addition to any other remedies available to Indemnitee at law or in equity.

(c) Defense to Indemnification, Burden of Proof, and Presumptions. It shall be a defense to any action brought by Indemnitee against the Company to enforce this Agreement (other than an action brought to enforce a claim for Expenses incurred in defending a Proceeding in advance of its final disposition) that it is not permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company. In any judicial proceeding or other action, suit, or proceeding brought by the Indemnitee to enforce rights to indemnification or to an Expense Advancement hereunder, or in any action, suit, or proceeding brought by the Company to recover an Expense Advancement (whether pursuant to the terms of an undertaking or otherwise), the burden shall be on the Company to prove that the Indemnitee is not entitled to be indemnified, or to such an Expense Advancement, as the case may be. Neither the failure of the Reviewing Party or the Company (including its Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action by Indemnitee that indemnification of the claimant is proper under the circumstances because Indemnitee has met the standard of conduct set forth in applicable law, nor an actual determination by the Reviewing Party or Company (including its Board, independent legal counsel, or its stockholders) that the Indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. For purposes of this Agreement, the termination of any claim, action, suit, or proceeding, by judgment, order, settlement (whether with or without court approval), conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

5. Indemnification for Expenses Incurred in Enforcing Rights. To the fullest extent permitted by law, the Company shall indemnify Indemnitee against any and all Expenses that are incurred by Indemnitee in connection with any action brought by Indemnitee for

(i) indemnification or Expense Advancement by the Company under this Agreement or any other agreement or under applicable law or the Company’s Certificate of Incorporation or Bylaws now or hereafter in effect relating to indemnification or advancement of expenses with respect to any Proceeding to which the Indemnitee is or was or becomes a party, witness or other participant, or to which Indemnitee is threatened to be made a party, witness, or other participant, by reason of (or arising in part out of) Indemnitee’s Corporate Status, and/or

(ii) recovery under directors’ and officers’ liability insurance policies maintained by the Company,

but only in the event that Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advancement, or insurance recovery, as the case may be. In addition, the Company shall, if so requested by Indemnitee, advance the foregoing Expenses to Indemnitee, subject to and in accordance with Section 2(c).

6. Notification and Defense of Proceeding.

(a) Notice. Promptly after receipt by Indemnitee of notice of the commencement of any Proceeding, Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve the Company from any liability that it may have to Indemnitee, except as provided in Section 6(c).

(b) Defense. With respect to any Proceeding as to which Indemnitee notifies the Company of the commencement thereof, the Company will be entitled to participate in the Proceeding at its own expense and except as otherwise provided below, to the extent the Company so wishes, it may assume the defense thereof with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense of any Proceeding, the Company shall not be liable to Indemnitee under this Agreement or otherwise for any Expenses subsequently incurred by Indemnitee in connection with the defense of such Proceeding other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ legal counsel in such Proceeding, but all Expenses related thereto incurred after notice from the Company of its assumption of the defense shall be at Indemnitee’s expense unless: (i) the employment of legal counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee has reasonably determined that there may be a conflict of interest between Indemnitee and the Company in the defense of the Proceeding, (iii) after a Change in Control (other than a Change in Control approved by a majority of the directors on the Board who were directors immediately prior to such Change in Control), the employment of counsel by Indemnitee has been approved by the Independent Counsel, or (iv) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases all Expenses of the Proceeding shall be borne by the Company to the extent provided in Section 2 hereof. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the determination provided for in (ii), (iii) and (iv) above.

(c) Settlement of Claims. The Company shall not be liable to indemnify Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company’s written consent, such consent not to be unreasonably withheld; provided, however, that if a Change in Control has occurred (other than a Change in Control approved by a majority of the directors on the Board who were directors immediately prior to such Change in Control), the Company shall be liable for indemnification of Indemnitee for amounts paid in settlement if the Independent Counsel has approved the settlement. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. The Company shall not be liable to indemnify the Indemnitee under this Agreement with regard to any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action; the Company’s liability hereunder shall not be excused if participation in the Proceeding by the Company was barred by this Agreement.

7. Establishment of Trust. In the event of a Change in Control (other than a Change in Control approved by a majority of the directors on the Board who were directors immediately prior to such Change in Control) the Company shall, upon written request by Indemnitee, create a Trust for the benefit of the Indemnitee and from time to time upon written request of Indemnitee shall fund the Trust in an amount sufficient to satisfy any and all Losses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for, participating in, and/or defending any Proceeding to which the Indemnitee is or was or becomes a party, witness or other participant, or to which Indemnitee is threatened to be made a party, witness, or other participant, by reason of (or arising in part out of) Indemnitee’s Corporate Status. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Independent Counsel. The terms of the Trust shall provide that (i) the Trust shall not be revoked or the principal thereof invaded without the written consent of the Indemnitee, (ii) to the extent the Indemnitee has a right to Expense Advances pursuant to this Agreement, the Trustee shall advance, within ten (10) business days of a request by the Indemnitee in accordance with Section 2(c), any and all Expenses to the Indemnitee (and the Indemnitee hereby agrees to reimburse the Trust under the same circumstances for which the Indemnitee would be required to reimburse the Company under Section 2(c) of this Agreement), (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the Trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in the Trust shall revert to the Company upon a final determination by the Independent Counsel or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be chosen by the Indemnitee. Nothing in this Section 7 shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the Trust shall be reported as income by the Company for federal, state, local, and foreign tax purposes. The Company shall pay all costs of establishing and maintaining the Trust and shall indemnify the Trustee against any and all expenses (including attorneys’ fees), claims, liabilities, loss, and damages arising out of or relating to this Agreement or the establishment and maintenance of the Trust.

8. Contribution. To the fullest extent permitted by applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, for any and all Losses, in connection with any claim relating to an Indemnifiable Event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company, on the one hand, and Indemnitee, on the other hand, as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents), on the one hand, and Indemnitee, on the other hand, in connection with such event(s) and/or transaction(s).

9. Non-Exclusivity. Except to the extent expressly provided herein, and only to such extent, the rights of Indemnitee hereunder shall be in addition to and shall not be deemed exclusive of any other rights Indemnitee may have under the Company’s Certificate of Incorporation, Bylaws, applicable law, or otherwise, both as to action in or by reason of the Indemnitee’s Corporate Status and as to action in or by reason of any other capacity of the Indemnitee while serving as a director or officer of the Company or Google Inc.; provided, however, that this Agreement shall supersede any prior indemnification agreement between the Company or Google Inc. and the Indemnitee. To the extent that a change in applicable law (whether by statute or judicial decision) permits greater indemnification than would be afforded currently under the Company’s Certificate of Incorporation, Bylaws, applicable law, or this Agreement, it is the intent of the parties that Indemnitee enjoy by this Agreement the greater benefits so afforded by such change.

10. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing general and/or directors’ and officers’ liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.

11. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any Affiliate of the Company against Indemnitee, Indemnitee’s spouse, heirs, executors, or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, or such longer period as may be required by state law under the circumstances. Any claim or cause of action of the Company or its Affiliate shall be extinguished and deemed released unless asserted by the timely filing and notice of a legal action within such period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, the shorter period shall govern.

12. Amendment of this Agreement. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be binding unless in the form of a writing signed by the party against whom enforcement of the waiver is sought, and no such waiver shall operate as a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.

13. Subrogation and Other Sources of Payment. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights. Nothing hereunder is intended to affect any right of contribution of or against the Company in the event the Company and any other person or persons have co-equal obligations to indemnify or advance expenses to Indemnitee. The Company’s obligation to indemnify or advance Expenses hereunder to the Indemnitee, in connection with or by reason of Indemnitee’s service at the request of the Company as a director, officer, employee, agent, or fiduciary of another entity or enterprise, shall be reduced by any amount that the Indemnitee has actually received as indemnification or advancement of Expenses from such other entity or enterprise with respect to the Proceeding for which indemnification or advancement of Expenses is sought.

14. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise received payment (under any insurance policy, Bylaw, or otherwise) of the amounts otherwise indemnifiable hereunder.

15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation, or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation, or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity, even though he may have ceased to serve in such capacity at the time of any Proceeding, and shall inure to the benefit of the heirs, executors and administrators of such a person.

16. Severability. If any provision (or portion thereof) of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, or otherwise unenforceable, the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void, or otherwise unenforceable, that is not itself invalid, void, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, void, or unenforceable.

17. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such State without giving effect to its principles of conflicts of laws.

18. Notices. All notices, demands, and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered by hand, against receipt, or mailed, postage prepaid, certified or registered mail, return receipt requested, and addressed to the Company at:

Alphabet Inc.

1600 Amphitheatre Parkway

Mountain View, California 94043

Attention: Secretary

and to Indemnitee at:

Name:

Address:

Notice of change of address shall be effective only when given in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the date of hand delivery or on the third business day after mailing.

19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day specified above.

ALPHABET INC.,
a Delaware corporation

By:
Kent Walker
Assistant Secretary

INDEMNITEE

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